[LOGO] M F S(R)                                               Annual Report for
THE FIRST NAME IN MUTUAL FUNDS                                       Year Ended
                                                               October 31, 1995

-------------------------------------------------------------------------------
MFS(R) STRATEGIC INCOME FUND
-------------------------------------------------------------------------------


Front Cover
A photo of rolls of sheet metal.

MFS(R)  STRATEGIC  INCOME  FUND

TRUSTEES                                                   SECRETARY
A. Keith Brodkin* - Chairman and President                 Stephen E. Cavan*

Richard B. Bailey* - Private Investor;                     ASSISTANT  SECRETARY
Former Chairman and Director (until 1991),                 James R. Bordewick, Jr.*
Massachusetts Financial Services Company;
Director, Cambridge Bancorp; Director,                     CUSTODIAN
Cambridge Trust Company                                    State Street Bank and Trust Company

Marshall N. Cohan - Private Investor                       AUDITORS
                                                           Ernst & Young LLP
Lawrence H. Cohn, M.D. - Chief of Cardiac
Surgery, Brigham and Women's Hospital;                     INVESTOR  INFORMATION
Professor of Surgery, Harvard Medical School               For MFS stock and bond market outlooks,
                                                           call toll free: 1-800-637-4458 anytime from
The Hon. Sir J. David Gibbons, KBE - Chief                 a touch-tone telephone.
Executive Officer, Edmund Gibbons Ltd.;
Chairman, Bank of N.T. Butterfield & Son Ltd.              For information on MFS mutual funds,
                                                           call your financial adviser or, for an
Abby M. O'Neill - Private Investor;                        information kit, call toll free:
Director, Rockefeller Financial Services, Inc.             1-800-637-2929 any business day from
(investment adviser)                                       9 a.m. to 5 p.m. Eastern time (or leave
                                                           a message anytime).
Walter E. Robb, III - President and Treasurer,
Benchmark Advisors, Inc. (corporate                        INVESTOR  SERVICE
financial consultants); President, Benchmark               MFS Service Center, Inc.
Consulting Group, Inc. (office services);                  P.O. Box 2281
Trustee, Landmark Funds (mutual funds)                     Boston, MA 02107-9906

Arnold D. Scott* - Senior Executive Vice                   For general information, call toll free:
President, Director and Secretary,                         1-800-225-2606 any business day from
Massachusetts Financial Services Company                   8 a.m. to 8 p.m. Eastern time.

Jeffrey L. Shames* - President and Director,               For service to speech- or hearing-impaired,
Massachusetts Financial Services Company                   call toll free: 1-800-637-6576 any business
                                                           day from 9 a.m. to 5 p.m. Eastern time.
J. Dale Sherratt  - President, Insight Resources,          (To use this service, your phone must be
Inc. (acquisition planning specialists)                    equipped with a Telecommunications Device for
                                                           the Deaf.)
Ward Smith - Former Chairman (until 1994),
NACCO Industries; Director, Sundstrand                     For share prices, account balances and
Corporation                                                exchanges, call toll free: 1-800-MFS-TALK
                                                           (1-800-637-8255) anytime from a touch-tone
INVESTMENT  ADVISER                                        telephone.
Massachusetts Financial Services Company
500 Boylston Street
Boston, MA 02116-3741
                                                           --------------------------------------------------------
DISTRIBUTOR                                                                 TOP RATED SERVICE
MFS Fund Distributors, Inc.
500 Boylston Street                                        NUMBER     For the second year in a row, MFS earned
Boston, MA 02116-3741                                        1         a #1 ranking in DALBAR, Inc's.
                                                           DALBAR       Broker/Dealer Survey, Main Office
PORTFOLIO  MANAGER                                                    Operations Service Quality category.
James T. Swanson*                                                   The firm achieved a 3.49 overall score - on
                                                           a scale of 1 to 4 - in the 1995 survey. A total of
TREASURER                                                  71 firms responded, offering input on the quality
W. Thomas London*                                          of service they receive from 36 mutual fund companies
                                                           nationwide. The survey contained questions about service
ASSISTANT  TREASURER                                       quality in 17 categories, including "knowledge of phone
James O. Yost*                                             service contacts," "accuracy of transaction processing,"
                                                           and "overall ease of doing business with the firm."
*Affiliated with the Investment Adviser                    --------------------------------------------------------

LETTER  TO  SHAREHOLDERS

Dear Shareholders:
The decline in interest rates and the favorable inflation environment in much of the world helped the Fund enjoy strong performance over the past year. In February, the Federal Reserve Board ended its year-long string of tightening steps and left interest rates unchanged through the spring. The Federal Reserve subsequently lowered the federal funds' target by 25 basis points (0.25%) to 5.75% on July 6, citing the reduced threat of higher inflation. The fixed-income markets responded positively to this, as well as to signs of an economic slowdown. For the fiscal year ended October 31, 1995, Class A shares of the Fund provided a total return of +15.00%, Class B shares +14.23%, and Class C shares +14.17%. These returns assume the reinvestment of distributions but exclude the effects of any sales charges. A discussion of these results may be found in the Portfolio Performance and Strategy section of this letter. Complete performance data may be found on pages three, four and five of this report.

Economic Outlook
Moderate, but sustainable, growth appears to be the hallmark of the economic expansion's fifth year. While initial estimates showed the U.S. economy growing at an annual rate of 4.2% in the third quarter, this surprisingly strong growth was mainly driven by a pickup in consumer spending and an increase in business and government outlays. Although impressive, this growth rate is not expected to continue in coming months. Recent retail sales have been disappointing, in part because of rising levels of consumer debt. An extended period of lower mortgage rates seems to have relieved much of the pent-up demand for housing. Growth is not expected to get much help from the manufacturing sector, either, as order flows from manufacturers have moderated. Export activity, meanwhile, is also expected to remain modest as continued weakness abroad has limited demand for many U.S. goods. However, the Federal Reserve's consistent and, so far, successful efforts to fight inflation seem to be giving consumers and businesses enough longer term confidence to help maintain modest growth in real (adjusted for inflation) gross domestic product into 1996.

Interest Rates
Given the unexpected strength of the economy in the third quarter, prospects for further decreases in short-term interest rates by the Federal Reserve seem uncertain in the near term. Long-term rates, meanwhile, have moved noticeably downward in recent months in anticipation of more modest fourth-quarter growth with continued low inflation. While there have been some increases in commodity prices, companies have found it difficult to pass these on at the consumer level as they continue to fight for market share. Additionally, unit labor costs remain under control and seem to be growing at a pace that is near or below the ongoing inflation rate. Thus, with long-term government bonds yielding over 6% in an environment of 2% to 3% inflation, real rates of return in the fixed-income markets remain relatively attractive.

Portfolio Performance and Strategy
For more than a year, we have been pursuing a more quantitative and disciplined approach to the weighting of asset classes in the Fund. The central thrust of this approach has been to seek the best relative value among the world's various bond markets, without placing extreme weight in any individual market, in an effort to reduce risk.

    The Fund has also been helped by the past year's favorable investment environment. For example, throughout the world consumer prices have been increasing slowly and, in some cases, decreasing, and bond yields have fallen as a result. The U.S. Government bond market, meanwhile, has seen spectacular gains during this period, while bond yields in Europe have also fallen. These trends have been particularly evident in some of the core markets as sluggish growth and moderate inflation have become predominant investment themes.

    In the domestic corporate market, steady improvements in a wide range of industries have boosted the overall quality of balance sheets and enhanced companies' ability to make future bond payments. This has helped boost bond prices in the U.S. market as well as in world bond markets.

    Among emerging markets, the December 1994 debt crisis in Mexico passed with time, and most of these countries have since posted gains. Also, the decline in interest rates in the developed world has helped reduce pressure on developing countries to meet debt obligations because their absolute level of debt service has decreased, an occurence that could enhance credit quality.

    Looking ahead, we will continue to change the weightings in the Fund based on our measure of historic risk patterns together with anticipated future returns and risks. The Fund's dividend distribution rate will reflect the rise and fall of bond yields generated by the Fund's various fixed-income sectors. Given the themes mentioned above, we would expect dividend yields to face downward pressure in the coming year.

    We appreciate your support and welcome any questions or comments you may have.


Respectfully,

---------------------              -----------------
A photo of                         A photo of
A. Keith Brodkin,                  James T. Swanson,
Chairman and President             Portfolio Manager
---------------------              -----------------

/s/ A. Keith Brodkin           /s/ James T. Swanson
    A. Keith Brodkin               James T. Swanson
    Chairman and President         Portfolio Manager

November 10, 1995


PORTFOLIO MANAGER PROFILE

James Swanson has been a member of the MFS investment staff since 1985. A graduate of Colgate University and the Harvard University Graduate School of Business Administration, he began his career at MFS as Vice President - Investments and was named Senior Vice President in 1989. In 1991, he became Portfolio Manager of MFS Strategic Income Fund.

PERFORMANCE

The information on the following page illustrates the historical performance of MFS Strategic Income Fund Class A shares in comparison to various market indicators. Fund results in the graph reflect the deduction of the 4.75% maximum sales charge. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. You cannot invest in an index. All results reflect the reinvestment of all dividends and capital gains.
Class B shares were offered effective September 7, 1993. Information on Class B share performance appears on the next page.
Please note that effective September 1, 1994, Class C shares were offered. Information on Class C share performance appears on the next page.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the Period from November 1, 1987 to October 31, 1995)

--------------------------------------------------------------------------------
Line graph representing the growth of a $10,000 investment for the nine-year period ended October 31, 1995. The graph is scaled from $5,000 to $30,000 in $5,000 segments. The years are marked in 12-month segments from 1987 to 1995. There are six lines drawn to scale. One is a solid line representing MFS Strategic Income Fund (Class A), a second line of very-short dashes represents the S&P 500, a third line of short dashes represents the Salomon Brothers Composite High-Yield Bond Index, a fourth line of one long and one short dashes represents the Salomon Brothers World Government Bond Index, and a fifth line of one long and two short dashes represents the Lehman Brothers Government Corporate Bond Index, and a sixth line of medium-short dashes represents the Consumer Price Index.


MFS Strategic Income Fund (Class A)                    $19,532
S&P 500                                                $29,688
Salomon Brothers Composite High-Yield Bond Index       $26,147
Salomon Brothers World Government Bond Index           $21,715
Lehman Brothers Gov't/Corporate Bond Index             $21,005
Consumer Price Index                                   $13,334
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS

                                                                                            Life of Class
                                                                                                  through
                                                         1 Year      3 Years      5 Years        10/31/95
----------------------------------------------------------------------------------------------------------
MFS Strategic Income Fund (Class A) including
  4.75% sales charge                                    + 9.51%      + 6.02%      + 9.97%      + 8.51%<F1>
----------------------------------------------------------------------------------------------------------
MFS Strategic Income Fund (Class A) at net asset value  +15.00%      + 7.76%      +11.05%      + 9.17%<F1>
----------------------------------------------------------------------------------------------------------
MFS Strategic Income Fund (Class B) with CDSC<F2>       +10.23%          --           --       + 3.67%<F3>
----------------------------------------------------------------------------------------------------------
MFS Strategic Income Fund (Class B) without CDSC        +14.23%          --           --       + 4.96%<F3>
----------------------------------------------------------------------------------------------------------
MFS Strategic Income Fund (Class C)                     +14.17%          --           --       +13.24%<F4>
----------------------------------------------------------------------------------------------------------
Average flexible income fund                            +13.20%      + 7.84%      +10.54%      + 9.46%
----------------------------------------------------------------------------------------------------------
Lehman Brothers Government Corporate Bond Index<F5>     +16.16%      + 7.97%      + 9.92%      + 9.72%
----------------------------------------------------------------------------------------------------------
Salomon Brothers World Government Bond Index<F6>        +15.20%      +10.16%      +11.12%      +10.18%
----------------------------------------------------------------------------------------------------------
Salomon Brothers Composite High-Yield Bond Index<F7>    +18.46%      +12.11%      +19.25%      +12.77%
----------------------------------------------------------------------------------------------------------
Standard & Poor's 500 Composite Index<F8>               +26.41%      +14.69%      +17.22%      +14.57%
----------------------------------------------------------------------------------------------------------
Consumer Price Index<F9>                                + 2.81%      + 2.72%      + 2.86%      + 3.66%
----------------------------------------------------------------------------------------------------------

<F1> For the period from the commencement of offering of Class A shares, October 29, 1987 to October 31,
     1995. Benchmark comparisons begin on November 1, 1987.
<F2> These returns reflect the current Class B contingent deferred sales charge (CDSC) of 4% for the 1-year period and 3% for the period commencing September 7, 1993.
<F3> For the period from the commencement of offering of Class B shares, September 7, 1993 to October 31,
     1995.
<F4> For the period from the commencement of offering of Class C shares, September 1, 1994 to October 31,
     1995. Class C shares have no initial sales charge or CDSC but, along with Class B shares, have higher annual fees and expenses than Class A shares.
<F5> The Lehman Brothers Government Corporate Bond Index is an unmanaged, market-value-weighted index of
     U.S. Treasury and government agency securities, excluding mortgage-backed securities, and investment-grade debt obligations of domestic corporations.
<F6> The Salomon Brothers World Government Bond Index is an unmanaged, market-value-weighted index of straight issue bonds from the complete universes of 14 government sectors with remaining maturities of at least one year.
<F7> The Salomon Brothers Composite High-Yield Bond Index is an unmanaged, market-value-weighted index of public, non-convertible cash pay and deferred-interest U.S. corporate bonds with a remaining maturity of at least seven years and a credit rating between CCC and BB+.
<F8> The Standard & Poor's 500 Composite Index is a popular, unmanaged index of common stock performance.
<F9> The Consumer Price Index is a popular measure of change in prices.

In the table on the previous page, we have included the average annual total returns of all flexible income funds (including the Fund) tracked by Lipper Analytical Services, Inc. (an independent firm which reports mutual fund performance) for the applicable time periods. Because these returns do not reflect any applicable sales charges, we have also included the Fund's results at net asset value (no sales charge) for comparison.

All results are historical and, therefore, are not an indication of future results. The investment return and principal value of an investment in a mutual fund will vary with changes in market conditions, and shares, when redeemed, may be worth more or less than their original cost. All Fund results reflect the applicable expense subsidy which is explained in the Notes to Financial Statements. Had the subsidy not been in effect, the results would have been less favorable.

PORTFOLIO OF INVESTMENTS - October 31, 1995
Bonds - 89.6%
--------------------------------------------------------------------------------------------
                                                           Principal Amount
Issuer                                                        (000 Omitted)            Value
--------------------------------------------------------------------------------------------
U.S. Dollar Denominated - 54.3%
  Foreign - U.S. Dollar Denominated - 17.7%
    Federal Republic of Brazil, 8.75s, 2001                        $ 14,550      $    12,440
    Federal Republic of Brazil, 0s, 2009                              1,000          585,000
    Federal Republic of Brazil, 4s, 2014                              6,805        3,453,499
    Hidroelectrica Alicura, 8.375s, 1999<F4>                            500          440,000
    Mexico Discount Notes, 0s, 2019                                     850          567,375
    Mexico UMS Par CL A, 6.25s, 2019                                    250          146,250
    Poland Discount Notes, 3.25s, 2014                                3,000        1,927,500
    Poland Discount Notes, 0s, 2024                                   2,000          932,500
    Republic of Argentina, 0s, 2005                                     500          296,875
    Republic of Argentina, 0s, 2023                                     500          281,250
    YPF Sociedad Anonima, 8s, 2004                                      500          426,875
                                                                                 -----------
                                                                                 $ 9,069,564
--------------------------------------------------------------------------------------------
  Industrials - 22.2%
    Automotive - 1.0%
      Harvard Industries, Inc., 12s, 2004                          $    500      $   530,000
--------------------------------------------------------------------------------------------
    Building - 0.4%
      Atlantic Gulf Communities Corp., 0s, 1996                    $    150      $   131,633
      Atlantic Gulf Communities Corp., 0s, 1998                         161           84,286
                                                                                 -----------
                                                                                 $   215,919
--------------------------------------------------------------------------------------------
    Chemicals - 2.5%
      NL Industries, Inc., 11.75s, 2003                            $    250      $   265,000
      Rexene Corp., 11.75s, 2004                                        250          268,750
      UCC Investors Holdings, Inc., 0s, 2005                          1,000          747,500
                                                                                 -----------
                                                                                 $ 1,281,250
--------------------------------------------------------------------------------------------
    Conglomerates - 0.2%
      Bell & Howell Co., 10.75s, 2002                              $    100      $   106,500
--------------------------------------------------------------------------------------------
    Consumer Goods and Services - 1.8%
      Fieldcrest Cannon, Inc., 11.25s, 2004                        $    250      $   257,500
      Ithaca Industries, Inc., 11.125s, 2002                            100           88,000
      Revlon, Inc., 10.5s, 2003                                         200          205,000
      Revlon Worldwide Corp., 0s, 1998                                  200          149,000
      Westpoint Stevens, Inc., 9.375s, 2005                             250          250,000
                                                                                 -----------
                                                                                 $   949,500
--------------------------------------------------------------------------------------------
    Containers - 0.7%
      Ivex Packaging Corp., 12.5s, 2002                            $    100      $   107,500
      Stone Container Corp., 9.875s, 2001                               250          247,500
                                                                                 -----------
                                                                                 $   355,000
--------------------------------------------------------------------------------------------
    Entertainment - 3.1%
      SCI Television, Inc., 11s, 2005                              $    455      $   480,025
      Turner Broadcasting Systems, Inc., 8.375s, 2013                 1,000        1,001,570
      United Artist Theater Circuit, Inc., 11.5s, 2002                  100          107,000
                                                                                 -----------
                                                                                 $ 1,588,595
--------------------------------------------------------------------------------------------
    Food and Beverage Products - 1.4%
      Envirodyne Industries, Inc., 10.25s, 2001                    $    418      $   329,175
      Nabisco, Inc., 7.55s, 2015                                        400          399,800
                                                                                 -----------
                                                                                 $   728,975
--------------------------------------------------------------------------------------------
    Medical and Health Products - 1.1%
      Tenet Healthcare Corp., 10.125s, 2005                        $    500      $   540,000
--------------------------------------------------------------------------------------------
    Medical and Health Technology and Services - 0.2%
      Integrated Health Services, Inc., 10.75s, 2004               $    100      $   106,000
--------------------------------------------------------------------------------------------
    Metals and Minerals - 0.6%
      Kaiser Aluminum & Chemical Corp., 9.875s, 2002               $    300      $   307,500
--------------------------------------------------------------------------------------------
    Oil Services - 0.6%
      Ferrell Gas LP, 10s, 2001                                    $    200      $   208,500
      Tuboscope Vetco International, Inc., 10.75s, 2003                 100          101,000
                                                                                 -----------
                                                                                 $   309,500
--------------------------------------------------------------------------------------------
    Special Products and Services - 3.0%
      Gillett Holdings, Inc., 12.25s, 2002                         $     92      $    96,535
      IMO Industries, Inc., 12s, 2001                                   128          131,200
      K & F Industries, Inc., 11.875s, 2003                             250          265,000
      Mark IV Industries, Inc., 8.75s, 2003                             500          517,500
      Polymer Group, Inc., 12.25s, 2002<F4>                             500          515,000
                                                                                 -----------
                                                                                 $ 1,525,235
--------------------------------------------------------------------------------------------
    Steel - 1.1%
      AK Steel Holdings Corp., 10.75s, 2004                        $    500      $   545,000
--------------------------------------------------------------------------------------------
    Supermarkets - 2.0%
      Dominick's Finer Foods Co., 10.875s, 2005                    $    500      $   526,250
      Ralph's Grocery Co., 11s, 2005                                    500          485,000
                                                                                 -----------
                                                                                 $ 1,011,250
--------------------------------------------------------------------------------------------
    Telecommunications - 2.5%
      Cablevision Industries Corp., 9.25s, 2008                    $    100      $   106,500
      Falcon Holdings Group, Inc., 11s, 2003                            194          185,743
      Jones Intercable, Inc., 10.5s, 2008                               500          537,500
      Mobilemedia Communications, Inc., 0s, 2003                        275          206,250
      Pronet, Inc., 11.875s, 2005<F4>                                   200          214,000
                                                                                 -----------
                                                                                 $ 1,249,993
--------------------------------------------------------------------------------------------
Total Industrials                                                                $ 11,350,217
--------------------------------------------------------------------------------------------
  Transportation - 0.6%
    Continental Airlines, Inc., 11.75s, 1995<F2>                   $    500      $    27,500
    Moran Transportation Co., 11.75s, 2004                              100           93,500
    Tiphook Finance Corp., 8s, 2000                                     250          195,000
                                                                                 -----------
                                                                                 $   316,000
--------------------------------------------------------------------------------------------
  Utilities - Electric - 13.8%
    BVPS II Funding Corp., 8.33s, 2007                             $  1,000      $   988,330
    CMS Energy Corp., 0s, 1997                                          500          515,625
    Coastal Bancorp, Inc., 10s, 2002                                    250          245,000
    First PV Funding Corp., 10.3s, 2014                               1,000        1,031,250
    First PV Funding Corp., 10.15s, 2016                                600          607,500
    Maxus Energy Corp., 11.25s, 2013                                  1,000        1,030,000
    Midland Cogeneration Venture Funding Corp.,
      10.33s, 2002                                                    1,005        1,050,346
    Midland Funding Corp. II, "A", 11.75s, 2005                         350          369,586
    Niagara Mohawk Power Corp., 8.77s, 2018                           1,000          968,750
    Texas & New Mexico Power Co., 10.75s, 2003                          225          242,867
                                                                                 -----------
                                                                                 $ 7,049,254
--------------------------------------------------------------------------------------------
Total U.S. Dollar Denominated                                                    $27,785,035
--------------------------------------------------------------------------------------------
Foreign - Non-U.S. Dollar Denominated - 25.5%
  Australian Dollars - 3.1%
    Commonwealth of Australia, 8.75s, 2001                  AUD       1,000      $   772,035
    Commonwealth of Australia, 9.5s, 2003                             1,000          794,484
                                                                                 -----------
                                                                                 $ 1,566,519
--------------------------------------------------------------------------------------------
  Canadian Dollars - 1.5%
    Government of Canada, 8.5s, 2002                        CAD       1,000      $   789,063
--------------------------------------------------------------------------------------------
  Czech Republic Korunas - 2.4%
    Czech Electric, 16.5s, 1998                             CZK      30,000      $ 1,227,768
--------------------------------------------------------------------------------------------
  Danish Kroner - 1.1%
    Kingdom of Denmark, 6s, 1999                            DKK       3,000      $   539,143
--------------------------------------------------------------------------------------------
  Dutch Guilders - 1.6%
    Dutch State Loan, 6.25s, 1998                           NLG         100      $    65,661
    Netherlands Gov't, Dutch State Loan, 8.25s, 2007                  1,040          740,550
                                                                                 -----------
                                                                                 $   806,211
--------------------------------------------------------------------------------------------
  French Francs - 1.2%
    Government of France, 7.75s, 2000                       FRF       2,930      $   627,407
--------------------------------------------------------------------------------------------
  German Marks - 7.8%
    Republic of Germany, 8.5s, 2000                         DEM         600      $   477,733
    Germany Unity Fund, 8.5s, 2001                                      200          159,599
    Nordrhein Westfalen, 6.25s, 2002                                  4,740        3,346,516
                                                                                 -----------
                                                                                 $ 3,983,848
--------------------------------------------------------------------------------------------
  Italian Lire - 0.9%
    Republic of Italy, 8.5s, 1999                           ITL     625,000      $   367,453
    Republic of Italy, 9.5s, 1999                                   175,000          104,032
                                                                                 -----------
                                                                                 $   471,485
--------------------------------------------------------------------------------------------
  New Zealand Dollars - 2.7%
    Government of New Zealand, 9s, 1996                     NZD       1,300      $   868,988
    Government of New Zealand, 10s, 2002                                700          525,684
                                                                                 -----------
                                                                                 $ 1,394,672
--------------------------------------------------------------------------------------------
  Spanish Pesetas - 1.2%
    Spanish Government Bond, 10.9s, 2003                    ESP      76,000      $   626,822
--------------------------------------------------------------------------------------------
  Thai Baht - 2.0%
    Siam Commercial Bank, 7s, 1995<F3>                      THB      25,000      $   994,932
--------------------------------------------------------------------------------------------
  Total Foreign - Non-U.S. Dollar Denominated                                    $13,027,870
--------------------------------------------------------------------------------------------
U.S. Treasury Obligations - 6.6%
  U.S. Treasury Note, 6.875s, 1999                                 $  2,000      $ 2,072,180
  U.S. Treasury Note, 7.75s, 1999                                       500          534,845
  U.S. Treasury Bond, 7.625s, 2025                                      650          754,611
--------------------------------------------------------------------------------------------
  Total U.S. Treasury Obligations                                                $ 3,361,636
--------------------------------------------------------------------------------------------
Federal National Mortgage Association - 0.1%
  FNMA, 9.5s, 2025                                                 $     31      $    33,011
--------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corporation - 3.1%
  FHLMC, 9.5s, 2025                                                $  1,500      $ 1,583,895
--------------------------------------------------------------------------------------------
  Total Bonds (Identified Cost, $45,446,881)                                     $45,791,447
--------------------------------------------------------------------------------------------

Common  Stocks - 0.9%
--------------------------------------------------------------------------------------------
                                                                     Shares
--------------------------------------------------------------------------------------------
  Atlantic Gulf Communities Corp.<F1>                                   100      $       687
  Gillett Holdings, Inc.<F1><F3>                                     22,594          474,474
--------------------------------------------------------------------------------------------
  Total Common Stocks (Identified Cost, $213,360)                                $   475,161
--------------------------------------------------------------------------------------------

Convertible  Preferred  Stock
--------------------------------------------------------------------------------------------
  UDC Homes, Inc. (Identified Cost, $44,869)                          5,542      $     8,313
--------------------------------------------------------------------------------------------

Warrants - 0.1%
--------------------------------------------------------------------------------------------
                                                                   Warrants
--------------------------------------------------------------------------------------------
  American Media, Inc.<F1>                                           27,000      $       844
  Atlantic Gulf Communities Corp.<F1>                                 3,109               97
  Forest Oil Corp.<F1>                                                2,250            1,547
  ICO, Inc.<F1>                                                      62,500           40,625
--------------------------------------------------------------------------------------------
  Total Warrants (Identified Cost, $4,664)                                       $    43,113
--------------------------------------------------------------------------------------------

Call Options Purchased - 0.1%
--------------------------------------------------------------------------------------------
                                                           Principal Amount
                                                               of Contracts
Expiration Month/Strike Price                                 (000 Omitted)            Value
--------------------------------------------------------------------------------------------
Canadian Dollars
  November/1.38                                             CAD       1,156      $     6,418
German Marks
  December/1.51                                             DEM       1,444              445
Japanese Government Bonds
  November/114.165                                          JPY     148,000           12,315
  December/112.062                                                   39,000            3,861
  December/115.156                                                  164,000           33,292
--------------------------------------------------------------------------------------------
Total Call Options Purchased (Premiums Paid, $46,046)                            $    56,331
--------------------------------------------------------------------------------------------

Put Option Purchased - 0.1%
--------------------------------------------------------------------------------------------
German Marks/British Pounds
  January/2.23 (Premiums Paid, $12,813)                 DEM/GBP       2,096      $    18,796
--------------------------------------------------------------------------------------------

Repurchase Agreement - 11.8%
--------------------------------------------------------------------------------------------
                                                           Principal Amount
Issuer                                                        (000 Omitted)
--------------------------------------------------------------------------------------------
  Lehman Brothers, dated 10/31/95, due 11/01/95,
    total to be received $6,054,984 (secured by
    $4,625,000 U.S. Treasury Bonds, 9.25s, due 2/15/
    16, market value $6,181,146), at Cost                          $  6,054      $ 6,054,000
--------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $51,822,633)                                 $52,447,161
--------------------------------------------------------------------------------------------

Call Options Written - (0.1)%
--------------------------------------------------------------------------------------------
                                                           Principal Amount
                                                               of Contracts
Expiration Month/Strike Price                                 (000 Omitted)
--------------------------------------------------------------------------------------------
Australian Dollars
  January/0.77                                              AUD         420      $    (3,989)
German Marks
  November/1.38                                             DEM       1,154           (2,584)
German Marks/British Pounds
  January/2.1238                                        DEM/GBP       1,996           (4,701)
Italian Lire/German Marks
  August/1125                                           ITL/DEM       2,104          (29,453)
Japanese Yen
  July/75                                                   JPY      70,728             (425)
--------------------------------------------------------------------------------------------
Total Call Options Written (Premiums Received, $68,188)                          $   (41,152)
--------------------------------------------------------------------------------------------

Put Options Written - (0.2)%
--------------------------------------------------------------------------------------------
                                                           Principal Amount
                                                               of Contracts
Expiration Month/Strike Price                                 (000 Omitted)            Value
--------------------------------------------------------------------------------------------
Australian Dollars
  January/0.745                                             AUD         409      $    (3,271)
German Marks
  December/1.56                                             DEM       1,492              (37)
Italian Lire/German Marks
  August/1125                                           ITL/DEM       2,104          (96,775)
Japanese Government Bonds
  September/112.062                                         JPY      39,000           (3,549)
--------------------------------------------------------------------------------------------
Total Put Options Written (Premiums Received, $92,421)                           $  (103,632)
--------------------------------------------------------------------------------------------

Other Assets, Less Liabilities - (2.3)%                                          $(1,188,707)
============================================================================================
Net Assets - 100.0%                                                              $51,113,670
--------------------------------------------------------------------------------------------

<F1> Non-income producing security.
<F2> Non-income producing security - in default.
<F3> Restricted security.
<F4> SEC Rule 144A restriction.

Abbreviations have been used throughout this report to indicate amounts shown in currencies other than the U.S. dollar. A list of abbreviations is shown below.

AUD          = Australian Dollars                      FRF      = French Francs
CAD          = Canadian Dollars                        GBP      = British Pounds
CHF          = Swiss Francs                            ITL      = Italian Lire
CZK          = Czech Korunas                           JPY      = Japanese Yen
DEM          = German Marks                            NLG      = Dutch Guilders
DKK          = Danish Kroner                           NZD      = New Zealand Dollars
ESP          = Spanish Pesetas                         SEK      = Swedish Kronor
FIM          = Finnish Markka                          THB      = Thai Baht

See notes to financial statements

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
------------------------------------------------------------------------------
October 31, 1995
------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $45,768,633)           $46,393,161
  Repurchase agreement, at value                                   6,054,000
  Foreign currency, at value (identified cost, $1,575)                 1,880
  Net receivable for forward foreign currency exchange
    contracts purchased                                              358,411
  Receivable for Fund shares sold                                    150,680
  Receivable for investments sold                                     10,573
  Interest receivable                                              1,216,736
  Other assets                                                       251,454
                                                                 -----------
      Total assets                                               $54,436,895
                                                                 -----------
Liabilities:
  Cash overdraft                                                 $   900,430
  Payable for Fund shares reacquired                                 154,103
  Payable for investments purchased                                1,303,149
  Written options outstanding, at value
    (premiums received, $160,609)                                    144,784
  Net payable for forward foreign currency exchange contracts
    sold                                                             590,508
  Net payable for forward foreign currency exchange contracts         77,500
  Payable to affiliates -
    Management fee                                                     3,130
    Shareholder servicing agent fee                                      673
    Distribution fee                                                  15,773
  Accrued expenses and other liabilities                             133,175
                                                                 -----------
      Total liabilities                                          $ 3,323,225
                                                                 -----------
Net assets                                                       $51,113,670
                                                                 ===========
Net assets consist of:
  Paid-in capital                                                $50,103,143
  Unrealized appreciation on investments and translation of
    asset and liabilities in foreign currencies                      335,279
  Accumulated undistributed net realized gain on investments
    and foreign currency transactions                                462,530
  Accumulated undistributed net investment income                    212,718
                                                                 -----------
      Total                                                      $51,113,670
                                                                 ===========
Shares of beneficial interest outstanding                         6,340,601
                                                                 ===========
Class A shares:
  Net asset value and redemption price per share
    (net assets of $41,688,447 / 5,166,298 shares of
    beneficial interest outstanding)                                 $8.07
                                                                     =====
  Offering price per share (100/95.25)                               $8.47
                                                                     =====
Class B shares:
  Net asset value and offering price per share
    (net assets of $8,364,724 / 1,041,745 shares of
    beneficial interest outstanding)                                 $8.03
                                                                     =====
Class C shares:
  Net asset value, offering price, and redemption price
    per share (net assets of $1,060,499 / 132,558 shares
    of beneficial interest outstanding)                              $8.00
                                                                     =====
On sales of $100,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A and Class B shares.

See notes to financial statements

Statement of Operations
-----------------------------------------------------------------------------
Year Ended October 31, 1995
-----------------------------------------------------------------------------
Net investment income:
  Income -
    Interest                                                       $4,549,488
                                                                   ----------
  Expenses -
    Management fee                                                 $  565,213
    Trustees' compensation                                             41,455
    Shareholder servicing agent fee (Class A)                          62,399
    Shareholder servicing agent fee (Class B)                          14,421
    Shareholder servicing agent fee (Class C)                             611
    Distribution and service fee (Class A)                            145,521
    Distribution and service fee (Class B)                             65,549
    Distribution and service fee (Class C)                              4,070
    Custodian fee                                                      75,314
    Printing                                                           54,818
    Auditing fees                                                      52,613
    Postage                                                            28,082
    Legal fees                                                          1,055
    Miscellaneous                                                     141,601
                                                                   ----------
      Total expenses                                               $1,252,722
    Fees paid indirectly                                              (20,802)
    Reduction of expenses by investment adviser                      (451,708)
                                                                   ----------
      Net expenses                                                 $  780,212
                                                                   ----------
        Net investment income                                      $3,769,276
                                                                   ----------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                        $1,742,364
    Written option transactions                                       101,795
    Foreign currency transactions                                    (612,770)
    Futures contracts                                                (164,103)
                                                                   ----------
      Net realized gain on investments                             $1,067,286
                                                                   ----------
  Change in unrealized appreciation (depreciation) -
    Investments                                                    $2,030,575
    Written options                                                   213,259
    Translation of assets and liabilities in foreign currencies      (368,701)
                                                                   ----------
      Net unrealized gain on investments                           $1,875,133
                                                                   ----------
        Net realized and unrealized gain on investments and
          foreign currency                                         $2,942,419
                                                                   ----------
          Increase in net assets from operations                   $6,711,695
                                                                   ==========

See notes to financial statements

Statement of Changes in Net Assets
------------------------------------------------------------------------------
Year Ended October 31,                                1995               1994
------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                       $  3,769,276       $  3,180,267
  Net realized gain (loss) on investments
    and foreign currency transactions            1,067,286         (3,757,716)
  Net unrealized gain (loss) on
    investments and foreign currency
    translation                                  1,875,133         (1,180,502)
                                              ------------       ------------
    Increase (decrease) in net assets from
      operations                              $  6,711,695       $ (1,757,951)
                                              ------------       ------------
Distributions declared to shareholders -
  From net investment income (Class A)        $ (3,165,100)      $    --
  From net investment income (Class B)            (442,955)           --
  From net investment income (Class C)             (28,052)           --
  In excess of net investment income
    (Class A)                                      --                (374,304)
  In excess of net investment income
    (Class B)                                      --                 (12,010)
  In excess of net realized gain on
    investments and foreign currency
    transactions (Class A)                         --                (242,005)
  In excess of net realized gain on
    investments and foreign currency
    transactions (Class B)                         --                  (7,765)
  From paid-in capital (Class A)                   --              (2,631,670)
  From paid-in capital (Class B)                   --                (133,652)
  From paid-in capital (Class C)                   --                     (80)
                                              ------------       ------------
    Total distributions declared to
      shareholders                            $ (3,636,107)      $ (3,401,486)
                                              ------------       ------------
Fund share (principal) transactions -
  Net proceeds from sale of shares            $ 10,564,774       $  9,558,938
  Net asset value of shares issued to
    shareholders in reinvestment of
    distributions                                1,251,060            949,565
  Cost of shares reacquired                    (13,172,718)       (16,339,414)
                                              ------------       ------------
    Decrease in net assets from Fund share
      transactions                            $ (1,356,884)      $ (5,830,911)
                                              ------------       ------------
      Total increase (decrease) in net
        assets                                $  1,718,704       $(10,990,348)
Net assets:
  At beginning of year                          49,394,966         60,385,314
                                              ------------       ------------
  At end of year (including accumulated
    undistributed net investment income
    (accumulated distributions in excess
    of net investment income) of $212,718
    and $(37,878), respectively)              $ 51,113,670       $ 49,394,966
                                              ============       ============

See notes to financial statements

Financial  Highlights
------------------------------------------------------------------------------------------------------------------------
Year Ended October 31,                                   1995          1994         1993         1992        1991
------------------------------------------------------------------------------------------------------------------------
                                                       Class A
------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                    $ 7.57       $ 8.34       $ 8.00       $ 8.12       $ 7.56
                                                         ------       ------       ------       ------       ------
Income from investment operations<F1> -
  Net investment income                                  $ 0.60<F4>   $ 0.48<F4>   $ 0.52<F4>   $ 0.63<F4>   $ 0.73<F4>
  Net realized and unrealized gain (loss) on
    investments and foreign currency transactions          0.48        (0.74)        0.42         0.08         0.95
                                                         ------       ------       ------       ------       ------
      Total from investment operations                   $ 1.08       $(0.26)      $ 0.94       $ 0.71       $ 1.68
                                                         ------       ------       ------       ------       ------
Less distributions declared to shareholders -
  From net investment income                             $(0.58)      $   --       $(0.24)      $(0.56)      $(0.73)
  From net realized gain on investments and
    foreign currency transactions                           --            --        (0.32)          --           --
  In excess of net investments income and
    foreign currency transactions                           --         (0.06)          --           --           --
  In excess of net realized gain on investments
    and foreign currency transactions                       --         (0.04)          --           --           --
  From paid-in capital                                      --         (0.41)       (0.04)       (0.27)       (0.39)
                                                         ------       ------       ------       ------       ------
      Total distributions declared to shareholders       $(0.58)      $(0.51)      $(0.60)      $(0.83)      $(1.12)
                                                         ------       ------       ------       ------       ------
Net asset value - end of period                          $ 8.07       $ 7.57       $ 8.34       $ 8.00       $ 8.12
                                                         ======       ======       ======       ======       ======
Total return<F3>                                         15.00%      (3.15)%       12.36%        9.02%       23.78%
Ratios (to average net assets)/Supplemental data:
  Expenses<F2>                                            1.54%<F4>    1.71%<F4>    1.98%<F4>    2.02%<F4>    1.87%<F4>
  Net investment income                                   7.86%<F4>    6.11%<F4>    5.92%<F4>    7.47%<F4>    9.26%<F4>
Portfolio turnover                                         249%         153%         275%         423%         671%
Net assets at end of period (000 omitted)               $41,688      $44,032      $60,120      $77,487      $76,312

<F1> Per share data for periods subsequent to October 31, 1993 is based on average shares outstanding.
<F2> For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
<F3> Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
<F4> The investment adviser did not impose a portion of its management fee for the periods indicated. If this fee had been incurred by the Fund, the net investment income per share and the ratios would have been:

     Net investment income                               $ 0.53       $ 0.44       $ 0.49       $ 0.61       $ 0.71
     Ratios (to average net assets):
       Expenses<F2>                                       2.47%        2.21%        2.14%        2.21%        2.16%
       Net investment income                              6.89%        5.62%        5.76%        7.55%        8.97%

See notes to financial statements

------------------------------------------------------------------------------------------------------------------------
Year Ended October 31,                                                 1990         1989         1988          1987<F1>
------------------------------------------------------------------------------------------------------------------------
                                                                     Class A
------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                 $ 8.93       $ 9.60       $ 9.21      $   9.35
                                                                      ------       ------       ------      --------
Income from investment operations<F3> -
  Net investment income                                               $ 0.86<F5>   $ 0.94       $ 0.93      $ 0.0025
  Net realized and unrealized gain (loss) on investments
    and foreign currency transactions                                  (1.03)       (0.38)        0.56       (0.1425)
                                                                      ------       ------       ------      --------
      Total from investment operations                                $(0.17)      $ 0.56       $ 1.49      $(0.1400)
                                                                      ------       ------       ------      --------
Less distributions declared to shareholders -
  From net investment income                                          $(0.82)      $(1.18)      $(0.69)     $   --
  From net realized gain on investments and foreign
    currency transactions                                                 --           --        (0.41)         --
  In excess of net investments income and foreign currency
    transactions                                                          --           --           --          --
  In excess of net realized gain on investments and foreign
    currency transactions                                                 --           --           --          --
  From paid-in capital                                                 (0.38)       (0.05)          --          --
                                                                      ------       ------       ------      --------
      Total distributions declared to shareholders                    $(1.20)      $(1.23)      $(1.10)     $   --
                                                                      ------       ------       ------      --------
Net asset value - end of period                                       $ 7.56       $ 8.93       $ 9.60      $   9.21
                                                                      ======       ======       ======      ========
Total return<F4>                                                     (1.62)%        5.85%       16.60%        (1.50)%
Ratios (to average net assets)/Supplemental data:
  Expenses                                                             1.47%<F5>    1.82%        1.75%         0.57%<F2>
  Net investment income                                               10.42%<F5>   10.05%        9.74%         4.88%<F2>
Portfolio turnover                                                      400%         157%         270%            0%
Net assets at end of period (000 omitted)                            $74,555      $87,978      $93,819       $78,479

<F1> For the period from the commencement of investment operations, October 29, 1987 to October 31, 1987.
<F2> Annualized.
<F3> Per share data for periods subsequent to October 31, 1993 is based on average shares outstanding.
<F4>Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
<F5> The investment adviser did not impose a portion of its management fee for the periods indicated. If this fee had been incurred by the Fund, the net investment income per share and the ratios would have been:

     Net investment income                                            $ 0.83          --           --           --
     Ratios (to average net assets):
       Expenses                                                        1.81%          --           --           --
       Net investment income                                          10.08%          --           --           --

See notes to financial statements

-----------------------------------------------------------------------------------------------------------------------
Year Ended October 31,                                    1995         1994        1993<F1>      1995         1994<F2>
-----------------------------------------------------------------------------------------------------------------------
                                                        Class B                                Class C
-----------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                    $ 7.53       $ 8.33       $ 8.28       $ 7.53       $ 7.53
                                                         ------       ------       ------       ------       ------
Income from investment operations<F4> -
  Net investment income                                  $ 0.55<F6>   $ 0.45<F6>   $ 0.04       $ 0.54<F6>   $ 0.12<F6>
  Net realized and unrealized gain (loss) on
    investments and foreign currency transactions          0.48        (0.78)        0.05         0.48        (0.03)
                                                         ------       ------       ------       ------       ------
      Total from investment operations                   $ 1.03       $(0.33)      $ 0.09       $ 1.02       $ 0.09
                                                         ------       ------       ------       ------       ------
Less distributions declared to shareholders -
  From net investment income                             $(0.53)      $    --      $(0.03)      $(0.55)      $  --
  From net realized gain on investments and
    foreign currency transactions                          --             --        (0.01)          --          --
  In excess of net investments income and
    foreign currency transactions                          --          (0.05)          --           --          --
  In excess of net realized gain on investments
    and foreign currency transactions                      --          (0.03)          --           --          --
  From paid-in capital                                     --          (0.39)          --           --        (0.09)
                                                         ------       ------       ------       ------       ------
      Total distributions declared to shareholders       $(0.53)      $(0.47)      $(0.04)      $(0.55)      $(0.09)
                                                         ------       ------       ------       ------       ------
Net asset value - end of period                          $ 8.03       $ 7.53       $ 8.33       $ 8.00       $ 7.53
                                                         ======       ======       ======       ======       ======
Total return                                             14.23%       (3.97)%       1.15%        14.17%       1.23%
Ratios (to average net assets)/Supplemental data:
  Expenses<F5>
                                                          2.27%<F6>     2.43%<F6>   3.03%<F3>     2.20%<F6>   2.16%<F3><F6>
  Net investment income
                                                          7.15%<F6>     5.97%<F6>   5.22%<F3>     7.23%<F6>   8.99%<F3><F6>
Portfolio turnover                                         249%          153%        275%          249%        153%
Net assets at end of period (000 omitted)               $ 8,365       $ 5,350      $  265       $ 1,060      $   13

<F1> For the period from the commencement of offering of Class B shares, September 7, 1993 to October 31, 1993.
<F2> For the period from the commencement of offering of Class C shares, September 1, 1994 to October 31, 1994.
<F3> Annualized.
<F4> Per share data for the periods subsequent to October 31, 1993 is based on average shares outstanding.
<F5> For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
<F6> The investment adviser did not impose a portion of its management fee for the periods indicated. If this fee had been incurred by the Fund, the net investment income per share and the ratios would have been:

     Net investment income                               $ 0.48       $ 0.41          --        $ 0.46       $ 0.11
     Ratios (to average net assets):
       Expenses<F5>                                       3.20%        2.92%          --         3.13%        2.65%<F3>
       Net investmentincome                               6.18%        5.48%          --         6.26%        8.50%<F3>

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Strategic Income Fund (the Fund) is a non-diversified series of MFS Series Trust VIII (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund was originally organized as a closed-end investment company. Effective May 16, 1994, the Fund changed its name from MFS Income & Opportunity Trust to MFS Strategic Income Fund.

(2) Significant Accounting Policies
Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues and forward contracts, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Non-U.S. dollar denominated short-term obligations are valued at amortized cost as calculated in the base currency and translated into U.S. dollars at the closing daily exchange rate. Futures contracts, options and options on futures contracts listed on commodities exchanges are valued at closing settlement prices. Over-the-counter options are valued by brokers through the use of a pricing model which takes into account closing bond valuations, implied volatility and short-term repurchase rates. Equity securities listed on securities exchanges or reported through the NASDAQ system are valued at last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are valued at last quoted bid prices. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Repurchase Agreements - The Fund may enter into repurchase agreements with institutions that the Fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Fund to obtain those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the securities transferred to ensure that the value, including accrued interest, of the securities under each repurchase agreement is greater than amounts owed to the Fund under each such repurchase agreement.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Written Options - The Fund may write covered call or put options for which premiums are received and are recorded as liabilities, and are subsequently adjusted to the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the security purchased by the Fund. The Fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased
(put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. In general, written call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received. Written options may also be used as a part of an income producing strategy reflecting the view of the Fund's management on the direction of interest rates.

Futures Contracts - The Fund may enter into futures contracts for the delayed delivery of securities, currency or contracts based on financial indices at a fixed price on a future date. In entering such contracts, the Fund is required to deposit either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Fund. The Fund's investment in futures contracts is designed only to hedge against anticipated future changes in interest or exchange rates or securities prices. Investments in interest rate futures for purposes other than hedging may be made to modify the duration of the portfolio without incurring the additional transaction costs involved in buying and selling the underlying securities. Investments in currency futures for purposes other than hedging may be made to change the Fund's relative position in one or more currencies without buying and selling portfolio assets. Investments in equity index contracts, or contracts on related options, for purposes other than hedging may be made when the Fund has cash on hand and wishes to participate in anticipated market appreciation while the cash is being invested. Should interest or exchange rates or securities prices move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss.

Forward Foreign Currency Exchange Contracts - The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Fund will enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the Fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. It may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the Fund may enter into contracts with the intent of changing the relative exposure of the Fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount are amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividend income is recorded on the ex-dividend date for dividends received in cash. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The Fund can invest up to 50% of its portfolio in high-yield securities rated below investment grade. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities, and tend to be more sensitive to economic conditions.

The Fund uses the effective interest method for reporting interest income on payment-in-kind (PIK) bonds, whereby interest income on PIK bonds is recorded ratably by the Fund at a constant yield to maturity. Legal fees and other related expenses incurred to preserve and protect the value of a security owned are added to the cost of the security; other legal fees are expensed. Capital infusions, which are generally non-recurring, incurred to protect or enhance the value of high-yield debt securities, are reported as an addition to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are considered workout expenses and are reported as realized losses. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are reported as operating expenses.

Fees Paid Indirectly - The Fund's custodian bank calculates its fee based on the Fund's average daily net assets. The fee is reduced according to a fee arrangement, which provides for custody fees to be reduced based on a formula developed to measure the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

The Fund files a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV. Foreign taxes have been provided for on interest and dividend income earned on foreign investments in accordance with the applicable country's tax rates and to the extent unrecoverable are recorded as a reduction of investment income. Distributions to shareholders are recorded on the ex-dividend date.

The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains. During the year ended October 31, 1995, $117,427 was reclassified to accumulated undistributed net investment income from accumulated net realized gain on investments due to differences between book and tax accounting for mortgage-backed securities, currency transactions and default bonds. This change had no effect on the net assets or net asset value per share. At October 31, 1995, accumulated undistributed net investment income (realized gain on investments and foreign currency transactions) under book accounting was different from tax accounting due primarily to temporary differences in currency transactions.

Multiple Classes of Shares of Beneficial Interest - The Fund offers Class A, Class B and Class C shares. The three classes of shares differ in their respective shareholder servicing agent, distribution, and service fees. All shareholders bear the common expenses of the Fund pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.50% of average daily net assets and 7.14% of investment income. The investment adviser did not impose a portion of its fee, which is reflected as a reduction of expenses on the Statement of Operations.

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain of the officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD) and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $10,080 for the year ended October 31, 1995.

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $12,776 for the year ended October 31, 1995, as its portion of the sales charge on sales of Class A shares of the Fund. The Trustees have adopted separate distribution plans for Class A, Class B and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Class A distribution plan provides that the Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer, a distribution fee to MFD of up to 0.10% per annum of the Fund's average daily net assets attributable to Class A shares, commissions to dealers and payments to MFD wholesalers for sales at or above a certain dollar level, and other such distribution-related expenses that are approved by the Fund. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $20,012 for the year ended October 31, 1995. Fees incurred under the distribution plan during the year ended October 31, 1995 were 0.34% of average daily net assets attributable to Class A shares on an annualized basis.

The Class B and Class C distribution plans provide that the Fund will pay MFD a monthly distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be additional consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $667 and $13 for Class B and Class C shares, respectively, for the year ended October 31, 1995. Fees incurred under the distribution plans during the year ended October 31, 1995 were 1.00% of average daily net assets attributable to Class B and Class C shares on an annualized basis.

A contingent deferred sales charge is imposed on shareholder redemptions of Class A shares, on purchases of $1 million or more, in the event of a shareholder redemption within 12 months following the share purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended October 31, 1995 were $0 and $28,517 for Class A and Class B shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the average daily net assets of each class of shares at an effective annual rate of up to 0.15%, up to 0.22% and up to 0.15% attributable to Class A, Class B and Class C shares, respectively.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                    Purchases         Sales
---------------------------------------------------------------------------
U.S. Government securities                        $17,220,130  $  6,291,381
                                                  ===========  ============
Investments (non-U.S. Government securities)      $92,452,542  $105,125,466
                                                  ===========  ============

The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                  $51,832,841
                                                                ===========
Gross unrealized appreciation                                   $ 1,194,926
Gross unrealized depreciation                                      (580,606)
                                                                -----------
  Net unrealized appreciation                                   $   614,320
                                                                ===========

(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

Class A Shares
                    Year Ended October 31, 1995   Year Ended October 31, 1994
                    ---------------------------   ---------------------------
                         Shares          Amount        Shares          Amount
-----------------------------------------------------------------------------
Shares sold             599,130   $   4,692,705       461,520   $   3,566,190
Shares issued to
 shareholders in
 reinvestment of
 distributions          127,484         978,866        96,409         749,696
Shares reacquired    (1,380,515)    (10,598,878)   (1,946,056)    (15,444,256)
                      ---------   -------------     ---------   -------------
  Net decrease         (653,901)  $  (4,927,307)   (1,388,127)  $ (11,128,370)
                      =========   =============     =========   =============

Class B Shares
                    Year Ended October 31, 1995   Year Ended October 31, 1994
                    ---------------------------   ---------------------------
                         Shares          Amount        Shares          Amount
-----------------------------------------------------------------------------
Shares sold             584,310     $ 4,523,648       768,786      $5,979,512
Shares issued to
shareholders in
 reinvestment of
distributions            33,442         256,014        25,130         199,850
Shares reacquired      (286,518)     (2,212,002)     (115,220)       (895,151)
                        -------     -----------       -------      ----------
  Net increase          331,234     $ 2,567,660       678,696      $5,284,211
                        =======     ===========       =======      ==========

Class C Shares
                    Year Ended October 31, 1995   Period Ended October 31, 1994+
                    ---------------------------   -----------------------------
                         Shares          Amount        Shares          Amount
-------------------------------------------------------------------------------
Shares sold             174,377      $1,348,421         1,754         $13,236
Shares issued to
shareholders in
 reinvestment of
distributions             2,067          16,180             2              19
Shares reacquired       (45,641)       (361,838)           (1)             (7)
                        -------      ----------         -----         -------
  Net increase          130,803      $1,002,763         1,755         $13,248
                        =======      ==========         =====         =======

+ For the period from the commencement of offering of Class C shares, September
  1, 1994 to October 31, 1994.

(6) Line of Credit
The Fund entered into an agreement which enables it to participate with other funds managed by MFS in an unsecured line of credit with a bank which permits borrowings up to $350 million, collectively. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the year ended October 31, 1995 was $704.

(7) Financial Instruments
The Fund trades financial instruments with off-balance sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options and forward foreign currency exchange contracts and futures contracts. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at October 31, 1995, is as follows:

Written Option Transactions
                                                   1995 Calls                              1995 Puts
                                                   --------------------------------------  --------------------------------------
                                                       Principal Amounts                       Principal Amounts
                                                            of Contracts                            of Contracts
                                                            (000 Omitted)       Premiums           (000 Omitted)        Premiums
---------------------------------------------------------------------------------------------------------------------------------
OUTSTANDING, BEGINNING OF PERIOD -
  German Marks                                                     4,865      $   61,779                   2,611       $   7,461
  Japanese Yen                                                   244,913          33,372                 156,000          16,766
Options written -
  Australian Dollars                                               1,195          11,873                   2,085          25,382
  British Pounds                                                     557           9,619                     520           9,619
  Canadian Dollars                                                   940           1,971                   1,978           8,177
  German Marks                                                    10,228          36,754                  22,563         163,079
  German Marks/British Pounds                                      2,162          13,893                   2,011           6,876
  Italian Lire/German Marks                                    4,464,200          49,678               3,791,986          95,854
  Japanese Yen                                                   885,834         207,754               2,634,019         275,275
  Spanish Pesetas/German Marks                                      --             --                     51,950           3,404
  Swiss Francs/German Marks                                          671           2,825                   --              --
  Swedish Kronor/German Marks                                      1,833           1,384                   --              --
Options terminated in closing transactions -
  Australian Dollars                                                (775)         (6,765)                 (1,676)        (20,133)
  British Pounds                                                    (557)         (9,619)                  --              --
  Canadian Dollars                                                  (940)         (1,971)                 (1,978)         (8,177)
  German Marks                                                    (1,948)         (9,670)                (18,899)       (148,576)
  German Marks/British Pounds                                       (166)         (1,080)                 (2,011)         (6,876)
  Italian Lire/German Marks                                         --             --                   (388,970)         (2,910)
  Japanese Yen                                                  (757,084)       (195,343)             (2,751,019)       (287,783)
  Spanish Pesetas/German Marks                                      --             --                    (51,950)         (3,404)
  Swedish Kronor/German Marks                                     (1,833)         (1,384)                  --              --
Options exercised -
  German Marks                                                    (6,072)        (65,636)                  --              --
  Italian Lire/German Marks                                         --             --                   (906,420)        (12,325)
  Swiss Francs/German Marks                                         (671)         (2,825)                  --              --
Options expired -
  British Pounds                                                    --             --                       (520)         (9,619)
  German Marks                                                    (5,919)        (20,132)                 (4,783)        (16,514)
  Italian Lire/German Marks                                   (2,360,404)        (14,813)               (392,800)         (3,155)
  Japanese Yen                                                  (302,935)        (33,476)                   --              --
                                                               ---------      ----------               ---------       ---------
OUTSTANDING, END OF PERIOD -                                   2,178,094      $   68,188               2,144,697       $  92,421
                                                               =========      ==========               =========       =========
Options outstanding at end of period consist of -
  Australian Dollars                                                 420      $    5,108                     409       $   5,249
  German Marks                                                     1,154           3,095                   1,492           5,450
  German Marks/British Pounds                                      1,996          12,813                   --              --
  Italian Lire/German Marks                                    2,103,796          34,865               2,103,796          77,464
  Japanese Yen                                                    70,728          12,307                  39,000           4,258
                                                               ---------      ----------               ---------       ---------
                                                               2,178,094      $   68,188               2,144,697       $  92,421
                                                               =========      ==========               =========       =========

At October 31, 1995, the Fund had sufficient cash and/or securities at least equal to the value of the written options.

Forward Foreign Currency Exchange Contracts
                                                                                                     Net Unrealized
                                             Contracts to                             Contracts        Appreciation
                  Settlement Date         Deliver/Receive      In Exchange for         at Value      (Depreciation)
-------------------------------------------------------------------------------------------------------------------
Sales
              11/27/95 - 12/20/95  AUD          4,763,935          $ 3,595,084      $ 3,619,692          $ (24,608)
              11/09/95 - 11/30/95  CAD          2,608,805            1,934,078        1,940,978             (6,900)
              11/08/95 - 12/15/95  CHF         12,400,806           10,755,140       10,935,803           (180,663)
              11/02/95 -  1/24/96  DEM         29,649,341           20,598,202       21,093,229           (495,027)
              11/09/95 -  4/12/96  DKK          4,895,165              897,090          896,863                227
              12/07/95             ESP        115,050,282              930,877          940,191             (9,314)
              12/15/95             FIM          1,178,464              267,894          277,929            (10,035)
              11/17/95 -  4/12/96  FRF          8,927,989            1,794,797        1,826,839            (32,042)
              11/14/95             GBP            610,583              952,513          965,057            (12,544)
              12/07/95 - 12/11/95  ITL      5,255,999,018            3,241,825        3,290,256            (48,431)
              11/27/95 - 12/07/95  JPY        607,045,913            6,315,802        5,968,987            346,815
              11/24/95             NLG          1,122,375              709,237          712,179             (2,942)
              11/15/95 - 12/20/95  NZD          1,245,918              805,496          821,395            (15,899)
              11/20/95 - 12/21/95  SEK         13,715,778            1,962,201        2,061,346            (99,145)
                                                                   -----------      -----------          ---------
                                                                   $54,760,236      $55,350,744          $(590,508)
                                                                   ===========      ===========          =========
Purchases
              11/27/95 - 12/20/95  AUD          2,926,409          $ 2,197,904      $ 2,222,951          $  25,047
              11/30/95             CAD          1,271,794              940,410          946,140              5,730
              11/09/95 - 12/14/95  CHF         13,409,509           11,623,657       11,829,641            205,984
               1/24/96             CZK         26,519,000            1,000,000        1,002,869              2,869
              11/07/95 -  2/07/96  DEM         33,435,015           23,505,738       23,789,040            283,302
              11/09/95 -  4/12/96  DKK          6,408,038            1,157,267        1,173,853             16,586
              12/07/95             ESP         48,985,191              385,067          400,307             15,240
              12/14/95             FIM          1,150,871              268,147          271,417              3,270
               4/12/96             FRF          2,936,825              600,556          600,061               (495)
              11/14/95             GBP            487,334              764,552          770,256              5,704
              12/07/95 -  1/31/96  ITL      4,965,186,054            3,073,937        3,106,925             32,988
              11/27/95 - 12/07/95  JPY        979,976,040           10,121,382        9,634,097           (487,285)
              12/04/95 - 12/20/95  NZD          1,787,537            1,165,373        1,177,625             12,252
              11/20/95 - 12/15/95  SEK         23,276,549            3,263,896        3,501,115            237,219
                                                                   -----------      -----------          ---------
                                                                   $60,067,886      $60,426,297          $ 358,411
                                                                   ===========      ===========          =========

Forward foreign currency exchange contract purchases and sales under master netting arrangements and closed forward foreign currency exchange contracts excluded from above, amounted to a net payable of $77,500 at October 31, 1995.

At October 31, 1995, the Fund had sufficient cash and/or securities to cover any commitments under these contracts.

(8) Restricted Securities
The Fund may invest not more than 15% of its net assets in securities which are subject to legal or contractual restrictions on resale. At October 31, 1995, the Fund owned the following restricted securities (constituting 5.2% of net assets) which may not be publicly sold without registration under the Securities Act of 1933 (the 1933 Act). The Fund does not have the right to demand that such securities be registered. The value of these securities is determined by valuations supplied by a pricing service or brokers or, if not available, in good faith by or at the direction of the Trustees. Certain of these securities may be offered and sold to "qualified institutional buyers" under Rule 144A of the 1933 Act.

                                                       Shares/
Description                  Date of Acquisition    Par Amount       Cost       Value
-------------------------------------------------------------------------------------
Gillett Holdings, Inc.                  10/08/92        22,594   $213,360  $  474,474
Hidroelectrica Alicura, 8.375s, 1999     4/08/94       500,000    470,625     440,000
Polymer Group, Inc., 12.25s, 2002        7/19/94       500,000    503,750     515,000
Pronet, Inc., 11.875s, 2005              6/12/95       200,000    198,556     214,000
Siam Commercial Bank, 7s, 1995           9/01/94    25,000,000    975,819     994,932
                                                                           ----------
                                                                           $2,638,406
                                                                           ==========

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Trustees and Shareholders of MFS Strategic Income Fund:

We have audited the accompanying statement of assets and liabilities of MFS Strategic Income Fund (previously MFS Income & Opportunity Fund), including the schedule of portfolio investments as of October 31, 1995, and the related statement of operations for the year then ended and the statement of changes in net assets and financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of MFS Strategic Income Fund for each of the six years in the period ended October 31, 1993 and for the period October 29, 1987 (commencement of investment operations) to October 31, 1987 for Class A shares, and for the period from September 7, 1993 (commencement of investment operations) to October 31, 1993 for Class B shares, were audited by other auditors whose report dated December 16, 1993 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Strategic Income Fund at October 31, 1995, the results of its operations for the year then ended and the changes in its net assets, and financial highlights for each of the two years in the period then ended, in conformity with generally accepted accounting principles.

Ernst & Young LLP

Boston, Massachusetts
December 8, 1995

                ---------------------------------------------
This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

                                                             -------------
MFS(R) STRATEGIC         [LOGO: NUMBER 1 DALBAR              BULK RATE
INCOME FUND                TOP RATED SERVICE]                U.S. POSTAGE
                                                             PAID
                                                             PERMIT #55638
500 Boylston Street                                          BOSTON, MA
Boston, MA 02116                                             -------------



[LOGO: M F S(R)
 THE FIRST NAME IN MUTUAL FUNDS]




                                                    MSI-2 12/95 10.5M 34/234/334